                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07255

                       Oppenheimer International Bond Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
U.S. GOVERNMENT OBLIGATIONS--0.2%
U.S. Treasury Bills, 0.165%, 3/3/11(1,2) (Cost $31,191,541)                        $     31,200,000       $      31,194,259
FOREIGN GOVERNMENT OBLIGATIONS--77.2%
ARGENTINA--1.4%
Argentina (Republic of) Bonds:
2.50%, 12/31/38(3)                                                                       42,430,000              19,199,575
Series GDP, 0%, 12/15/35(3,4)                                                            35,740,000               5,593,310
Series VII, 7%, 9/12/13                                                                  21,385,000              21,007,792
Argentina (Republic of) Sr. Unsec. Bonds, 0%, 12/15/35(3,4)                              50,640,000 EUR           8,594,176
Argentina (Republic of) Sr. Unsec. Nts., 6.976%, 10/3/15                                 89,470,000              84,720,634
Argentina (Republic of) Sr. Unsec. Unsub. Nts., 7.267%, 12/31/33(3)                     123,797,464 ARP          48,370,470
Argentina (Republic of) Sr. Unsecured Nts., 13.625%, 1/30/14(3)                          12,980,000 ARP           3,168,110
                                                                                                          -----------------
                                                                                                                190,654,067
AUSTRALIA--2.1%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15                                                               33,375,000 AUD          35,329,143
Series 120, 6%, 2/15/17                                                                  18,370,000 AUD          19,348,972
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16                220,945,000 AUD         226,264,394
                                                                                                          -----------------
                                                                                                                280,942,509
AUSTRIA--0.7%
Austria (Republic of) Bonds, 4.35%, 3/15/19(5)                                           29,235,000 EUR          42,185,394
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18                  30,645,000 EUR          45,231,525
                                                                                                          -----------------
                                                                                                                 87,416,919
BELGIUM--1.0%
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17                                89,435,000 EUR         132,798,301
BELIZE--0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29(3,6)                              6,100,000               5,398,500
BRAZIL--5.2%
Brazil (Federal Republic of) Bonds, 7.125%, 1/20/37                                       4,090,000               4,897,775
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/17                                                                             883,992,000 BRR         488,142,807
10%, 1/1/21                                                                             279,002,000 BRR         148,439,148
11.433%, 5/15/45(11)                                                                     32,095,000 BRR          41,145,039
Brazil (Federal Republic of) Sr. Unsec. Unsub. Nts., 5.625%, 1/7/41                      14,035,000              13,999,913
                                                                                                          -----------------
                                                                                                                696,624,682
CANADA--2.7%
Canada (Government of) Nts.:
3%, 12/1/15                                                                             211,305,000 CAD         218,254,284
3.75%, 6/1/19                                                                            54,210,000 CAD          57,470,342
4%, 6/1/17                                                                               81,085,000 CAD          87,744,359
                                                                                                          -----------------
                                                                                                                363,468,985


                     1 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
COLOMBIA--1.1%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28(5)                                  16,413,000,000 COP   $      11,552,273
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                                                          13,360,000              15,898,400
12%, 10/22/15                                                                        34,907,000,000 COP          24,311,271
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19                                         18,875,000              22,744,375
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41                                 21,600,000              22,248,000
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21                       24,071,000,000 COP          14,950,348
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17                                       9,320,000              11,044,200
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27                           37,684,000,000 COP          27,821,391
                                                                                                          -----------------
                                                                                                                150,570,258
DENMARK--0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/19                                                234,150,000 DKK          45,355,557
DOMINICAN REPUBLIC--0.1%
Dominican Republic Bonds, 7.50%, 5/6/21(5)                                               10,100,000              10,933,250
EGYPT--1.3%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20(5)                                                                         7,215,000               7,467,525
6.875%, 4/30/40(5)                                                                        7,805,000               8,273,300
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 8.729%, 2/15/11(7)                                                           36,225,000 EGP           6,177,782
Series 182, 9.494%, 2/1/11(7)                                                            69,650,000 EGP          11,910,270
Series 182, 9.819%, 3/22/11(7)                                                           66,625,000 EGP          11,242,581
Series 182, 10.031%, 1/18/11(7)                                                          46,325,000 EGP           7,949,067
Series 273, 9.845%, 7/5/11(7)                                                            68,400,000 EGP          11,225,141
Series 273, 10.19%, 4/5/11(7)                                                           165,150,000 EGP          27,774,788
Series 364, 9.008%, 2/8/11(7)                                                            49,000,000 EGP           8,370,939
Series 364, 9.027%, 3/29/11(7)                                                          117,175,000 EGP          19,751,809
Series 364, 10.046%, 5/10/11(7)                                                          46,175,000 EGP           7,707,606
Series 364, 10.064%, 7/12/11(7)                                                         111,875,000 EGP          18,298,934
Series 364, 10.508%, 3/8/11(7)                                                          163,550,000 EGP          27,697,707
                                                                                                          -----------------
                                                                                                                173,847,449
FINLAND--0.2%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17                            19,035,000 EUR          27,440,970
FRANCE--0.2%
France (Government of) Bonds, 4%, 4/25/60                                                18,570,000 EUR          25,191,827
GERMANY--3.9%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12                                                                           69,175,000 EUR          92,188,747
3.50%, 7/4/19                                                                           130,970,000 EUR         183,811,642
Series 07, 4.25%, 7/4/39                                                                 34,030,000 EUR          51,967,134
Series 157, 2.25%, 4/10/15                                                              138,745,000 EUR         189,701,476
                                                                                                          -----------------
                                                                                                                517,668,999
GHANA--0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17(5)                                             17,490,000              19,719,975


                     2 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
GREECE--0.5%
Hellenic Republic Bonds, 4.30%, 3/20/12                                                   7,305,000 EUR   $       8,997,392
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37                                                                   52,895,000 EUR          38,406,182
30 yr., 4.60%, 9/20/40                                                                   31,355,000 EUR          22,684,640
                                                                                                          -----------------
                                                                                                                 70,088,214
HUNGARY--0.3%
Hungary (Republic of) Bonds:
Series 17/B, 6.75%, 2/24/17                                                           5,022,200,000 HUF          22,843,524
Series 19/A, 6.50%, 6/24/19                                                           4,959,000,000 HUF          21,619,250
                                                                                                          -----------------
                                                                                                                 44,462,774
INDONESIA--0.9%
Indonesia (Republic of) Nts., 6.875%, 1/17/18(5)                                         38,065,000              44,536,050
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38(5)                               15,030,000              18,411,750
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20(5)                                                                       13,065,000              14,404,163
6.625% 2/17/37(5)                                                                         8,990,000               9,889,000
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35(5)                                  19,610,000              25,885,200
                                                                                                          -----------------
                                                                                                                113,126,163
IRELAND--0.2%
Ireland (Republic of) Treasury Nts., 5.90%, 10/18/19                                     24,775,000 EUR          27,129,574
ISRAEL--1.2%
Israel (State of) Bonds:
5%, 1/31/20                                                                             278,860,000 ILS          80,423,945
6%, 2/28/19                                                                             261,340,000 ILS          81,242,351
                                                                                                          -----------------
                                                                                                                161,666,296
ITALY--3.8%
Italy (Republic of) Bonds:
3.75%, 3/1/21                                                                            85,020,000 EUR         104,626,192
4%, 9/1/20                                                                              131,800,000 EUR         167,027,215
5%, 9/1/40                                                                               34,345,000 EUR          43,225,693
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13                                     135,975,000 EUR         183,942,106
                                                                                                          -----------------
                                                                                                                498,821,206
JAPAN--22.7%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29                      34,990,000,000 JPY         450,136,287
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12                                                                39,117,000,000 JPY         481,938,399
5 yr., 0.50%, 12/20/14                                                               60,544,000,000 JPY         751,201,227
10 yr., Series 308, 1.30%, 6/20/20                                                   39,533,000,000 JPY         497,466,736
Japan (Government of) Sr. Unsec. Unsub. Bonds:
5 yr., Series 91, 0.40%, 9/20/15                                                     53,949,000,000 JPY         665,242,534
10 yr., Series 311, 0.80%, 9/20/20                                                   14,367,000,000 JPY         172,225,275
                                                                                                          -----------------
                                                                                                              3,018,210,458
KOREA, REPUBLIC OF SOUTH--1.5%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20                      110,821,000,000 KRW         101,584,061


                     3 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
Series 1208, 3.81%, 8/2/12                                                           32,639,000,000 KRW   $      29,045,230
Series 1210, 3.28%, 10/2/12                                                          35,050,000,000 KRW          30,906,015
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16                                                                          11,887,000              12,812,237
7.125%, 4/16/19                                                                          18,555,000              22,168,549
                                                                                                          -----------------
                                                                                                                196,516,092
MALAYSIA--0.5%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15(5)                     17,925,000              18,644,438
Malaysia (Government of) Bonds, Series 0110, 3.835%, 8/12/15                            144,300,000 MYR          47,601,591
                                                                                                          -----------------
                                                                                                                 66,246,029
MEXICO--3.9%
United Mexican States Bonds:
5.625%, 1/15/17                                                                          29,880,000              33,196,680
Series M10, 7.25%, 12/15/16(3)                                                          286,060,000 MXN          24,098,528
Series M20, 7.50%, 6/3/27                                                             1,046,930,000 MXN          84,941,203
Series M10, 7.75%, 12/14/17                                                           1,560,260,000 MXN         134,586,638
Series M10, 8%, 12/17/15                                                                297,000,000 MXN          25,694,709
Series M10, 8.50%, 12/13/18                                                             323,990,000 MXN          29,023,103
Series M20, 10%, 12/5/24                                                              1,731,340,000 MXN         175,110,672
United Mexican States Sr. Nts., 5.75%, 10/12/2110                                         8,860,000               7,907,550
                                                                                                          -----------------
                                                                                                                514,559,083
NEW ZEALAND--1.7%
New Zealand (Government of) Sr. Unsec. Bonds, Series 415, 6%, 4/15/15                   272,645,000 NZD         222,537,184
NORWAY--0.1%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15                                       71,755,000 NOK          13,326,160
PANAMA--0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15                                                                           14,290,000              16,576,400
8.875%, 9/30/27                                                                           6,640,000               9,130,000
9.375%, 4/1/29                                                                            6,770,000               9,528,775
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26                                        7,870,000               9,503,025
                                                                                                          -----------------
                                                                                                                 44,738,200
PERU--0.6%
Peru (Republic of) Bonds, 7.35%, 7/21/25                                                 30,020,000              36,669,430
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20(6)                                    65,640,000 PEN          26,665,336
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50(5)                          12,030,000              11,187,900
                                                                                                          -----------------
                                                                                                                 74,522,666
PHILIPPINES--0.2%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34                   7,515,000               8,003,475
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/31/21                    652,000,000 PHP          15,730,642
                                                                                                          -----------------
                                                                                                                 23,734,117


                     4 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
POLAND--2.7%
Poland (Republic of) Bonds:
5.25%, 10/25/20                                                                         193,570,000 PLZ   $      62,055,649
Series 0415, 5.50%, 4/25/15                                                             667,630,000 PLZ         227,379,163
Series 1015, 6.25%, 10/24/15                                                            161,235,000 PLZ          56,472,771
Series 1017, 5.25%, 10/25/17                                                             18,090,000 PLZ           5,974,485
                                                                                                          -----------------
                                                                                                                351,882,068
QATAR--0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20(5)                                             11,640,000              12,338,400
SOUTH AFRICA--3.2%
South Africa (Republic of) Bonds:
5.50%, 3/9/20                                                                            21,495,000              22,972,781
Series R208, 6.75%, 3/31/21                                                             320,500,000 ZAR          44,057,061
Series R207, 7.25%, 1/15/20                                                           1,108,960,000 ZAR         159,265,510
Series R204, 8%, 12/21/18                                                               430,290,000 ZAR          65,221,382
Series R186, 10.50%, 12/21/26                                                           728,890,000 ZAR         132,070,995
                                                                                                          -----------------
                                                                                                                423,587,729
SPAIN--1.5%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17                                                 96,140,000 EUR         132,637,819
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18                                      57,810,000 EUR          72,253,809
                                                                                                          -----------------
                                                                                                                204,891,628
SRI LANKA--0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20(5)           9,970,000              10,156,938
SWEDEN--0.3%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17                                  216,000,000 SEK          33,475,608
THE NETHERLANDS--0.9%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/18                                          46,720,000 EUR          67,393,286
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17                                        35,305,000 EUR          52,545,727
                                                                                                          -----------------
                                                                                                                119,939,013
TURKEY--4.5%
Turkey (Republic of) Bonds:
6.75%, 4/3/18                                                                            24,225,000              27,737,625
6.875%, 3/17/36                                                                           3,425,000               3,836,000
7%, 3/11/19                                                                               9,650,000              11,194,000
10.50%, 1/15/20(3)                                                                       72,940,000 TRY          52,886,224
11%, 8/6/14                                                                             183,790,000 TRY         131,136,070
16%, 3/7/12(3)                                                                          389,245,000 TRY         278,453,873
Series CPI, 14.047%, 8/14/13(3)                                                          23,725,000 TRY          23,193,472
Turkey (Republic of) Nts.:
7%, 6/5/20                                                                                6,870,000               7,969,200
7.50%, 7/14/17                                                                           12,420,000              14,748,750
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19                                     15,000,000              17,925,000
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40                                                                           10,200,000              11,169,000
7.25%, 3/5/38                                                                            10,200,000              11,921,250
                                                                                                          -----------------
                                                                                                                592,170,464


                     5 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
UKRAINE--0.5%
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%,
11/3/17(5)                                                                         $     15,050,000       $      15,805,962
Ukraine (Republic of) Bonds, 7.75%, 9/23/20(5)                                           14,640,000              14,969,400
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17(5)                                22,470,000              22,514,940
Ukraine (Republic of) Sr. Unsec. Unsub. Bonds, 6.58%, 11/21/16(5)                         5,865,000               5,894,325
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12(5)                                    8,750,000               8,967,000
                                                                                                          -----------------
                                                                                                                 68,151,627
UNITED KINGDOM--3.0%
United Kingdom Treasury Bonds:
2.25%, 3/7/14                                                                            71,650,000 GBP         114,088,829
4.75%, 3/7/20                                                                            95,460,000 GBP         164,685,764
4.75%, 12/7/38                                                                           69,015,000 GBP         117,690,481
                                                                                                          -----------------
                                                                                                                396,465,074
URUGUAY--0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36                                    20,090,000              23,957,325
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25                                 13,000,000              14,885,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22                                23,255,000              28,894,338
                                                                                                          -----------------
                                                                                                                 67,736,663
VENEZUELA--1.2%
Venezuela (Republic of) Bonds:
9%, 5/7/23                                                                               52,010,000              36,276,975
9.25%, 9/15/27                                                                           12,140,000               9,105,000
Venezuela (Republic of) Nts.:
8.25%, 10/13/24                                                                           8,895,000               5,826,225
8.50%, 10/8/14                                                                           13,230,000              11,245,500
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19                                                                           7,220,000               4,927,650
12.75%, 8/23/22                                                                           2,950,000               2,610,750
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38                                                                              43,250,000              24,976,875
7.65%, 4/21/25                                                                           47,405,000              29,983,663
9.375%, 1/13/34                                                                          15,475,000              10,561,688
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18(5)                                 21,165,000              20,635,875
                                                                                                          -----------------
                                                                                                                156,150,201
                                                                                                          -----------------
Total Foreign Government Obligations (Cost $9,645,003,130)                                                   10,254,661,877
CORPORATE BONDS AND NOTES--14.1%
CONSUMER DISCRETIONARY--0.1%
HOTELS, RESTAURANTS & LEISURE--0.1%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15(5)                                8,400,000               7,770,000
CONSUMER STAPLES--0.2%
BEVERAGES--0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17(3)           11,985,000 BRR           7,093,532


                     6 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
FOOD PRODUCTS--0.1%
Arcor, 7.25% Sr. Unsec. Nts., 11/9/17(5)                                           $      6,040,000       $       6,462,800
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15(5)                                               10,755,000              11,387,394
                                                                                                          -----------------
                                                                                                                 17,850,194
ENERGY--3.4%
OIL, GAS & CONSUMABLE FUELS--3.4%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15(5)                                11,200,000              11,829,440
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20(5)                              5,965,000               5,985,657
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16(5)                                               13,460,000              14,334,900
7.288% Sr. Sec. Nts., 8/16/37(5)                                                         39,135,000              40,896,075
8.125% Nts., 7/31/14(5)                                                                  10,810,000              12,269,350
8.146% Sr. Sec. Nts., 4/11/18(5)                                                         18,820,000              21,878,250
8.625% Sr. Sec. Nts., 4/28/34(5)                                                         11,855,000              14,285,275
9.25% Sr. Unsec. Unsub. Nts., 4/23/19(5)                                                 25,645,000              31,640,801
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20(5)                                                            8,400,000               8,778,000
9.125% Sr. Unsec. Unsub. Nts., 7/2/18(5)                                                 30,360,000              35,673,000
11.75% Sr. Unsec. Bonds, 1/23/15(5)                                                      15,390,000              19,179,018
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20(5)                                                       27,090,000              27,257,958
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22(5)                                                 5,525,000               5,621,688
7.25% Sr. Unsec. Unsub. Nts., 11/5/19(5)                                                  4,390,000               4,763,150
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14                                         20,240,000              22,162,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21(5)                    9,020,000               9,425,900
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21(5)                               11,930,000              12,735,275
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38               11,890,000              12,136,433
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20                                                    14,160,000              14,762,763
5.875% Sr. Unsec. Nts., 3/1/18                                                            5,960,000               6,376,115
7.875% Sr. Unsec. Nts., 3/15/19                                                          22,940,000              27,233,680
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17                          5,920,000               3,404,000
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21                                                    11,900,000              12,108,250
6% Sr. Unsec. Unsub. Nts., 3/5/20                                                        14,380,000              15,314,700
8% Unsec. Unsub. Nts., 5/3/19                                                             7,820,000               9,462,200
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19(5)               17,320,000              20,870,600
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11(5)                     2,322,480               2,318,506
PT Adaro Indonesia, 7.625% Nts., 10/22/19(5)                                             14,950,000              16,407,625
Tengizchevroil LLP, 6.124% Nts., 11/15/14(6)                                              7,353,582               7,739,645
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67% Sec. Bonds, 3/5/14(5)                7,200,000               7,640,568
                                                                                                          -----------------
                                                                                                                454,491,622


                     7 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
FINANCIALS--6.2%
CAPITAL MARKETS--0.1%
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65%
Sr. Sec. Bonds, 9/7/11                                                             $      4,800,000       $       4,884,000
IPIC GMTN Ltd., 5% Nts., 11/15/20(5)                                                     12,050,000              11,853,272
                                                                                                          -----------------
                                                                                                                 16,737,272
COMMERCIAL BANKS--4.0%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15(5)                                           14,880,000              15,103,200
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17(5)                                11,700,000              11,963,250
Banco BMG SA:
9.15% Nts., 1/15/16(6)                                                                   10,630,000              11,432,565
9.95% Unsec. Unsub. Nts., 11/5/19(5)                                                      8,380,000               8,945,650
Banco Cruzeiro do Sul SA, 8.875% Sub. Nts., 9/22/20(5)                                    5,870,000               5,875,870
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20(5)                                                               8,740,000               8,652,600
6.95% Sub. Nts., 11/7/21(3,6)                                                             5,410,000               5,680,500
9.75% Jr. Sub. Nts., 11/6/69(6)                                                           5,300,000               6,174,500
Banco do Brasil SA:
5.375% Unsec. Sub. Nts., 1/15/21(5)                                                      10,590,000              10,431,150
8.50% Jr. Sub. Perpetual Bonds(5,8)                                                      10,135,000              11,718,087
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20(5)                             8,650,000               8,546,200
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16                                                            97,683,000 EUR         133,945,919
4.50% Sr. Sec. Nts., 7/13/21                                                             66,867,000 EUR          88,111,857
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17(5)                                                       3,275,000               3,340,500
9.25% Sr. Nts., 10/16/13(6)                                                              60,130,000              65,992,675
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15(5)                                                        21,660,000              22,562,312
6.375% Bonds, 4/30/22(3,5)                                                               22,793,000              22,910,179
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(5,9,10)                       550,000                      --
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12(5)                     8,980,000               8,912,650
Salisbury International Investments Ltd., 4.439% Sec. Nts., Series 2006-003,
Tranche E, 7/20/11(3,6)                                                                   2,400,000               2,180,640
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20(5)                               25,215,000              26,475,750
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15(5)                                                   17,600,000              18,413,120
6.551% Sr. Unsec. Nts., 10/13/20(5)                                                      11,820,000              11,672,250
6.875% Sr. Sec. Nts., 5/29/18(5)                                                          4,960,000               5,270,000
Yapi ve Kredit Bankasi/Unicredit Luxembourg SA, 5.188% Sr. Unsec. Nts.,
10/13/15(6)                                                                               8,870,000               9,182,224
                                                                                                          -----------------
                                                                                                                523,493,648
CONSUMER FINANCE--0.0%
JSC Astana Finance, 9.16% Nts., 3/14/12(9,10)                                            14,000,000               1,808,800


                     8 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26(6)                        $     18,487,974       $      16,731,617
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17                                          20,112,000 EUR          27,333,109
Banco Invex SA, 29.174% Mtg.-Backed Certificates, Series 062U, 3/13/34(3,11)             27,603,725 MXN           7,051,698
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20(5)                                       11,910,000              12,178,737
JPMorgan Hipotecaria su Casita:
7.555% Sec. Nts., 8/26/35(6)                                                             34,101,099 MXN           2,692,192
27.591% Mtg.-Backed Certificates, Series 06U, 9/25/35(3)                                 12,143,398 MXN           1,967,757
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97(5,12)                            5,310,000               2,982,335
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20(5)                               3,300,000               3,605,250
                                                                                                          -----------------
                                                                                                                 74,542,695
THRIFTS & MORTGAGE FINANCE--1.5%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16(5)                                   5,360,000               5,547,600
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16                                                    128,735,000 EUR         175,193,518
4.375% Sec. Nts., 5/19/14                                                                16,755,000 EUR          23,396,458
                                                                                                          -----------------
                                                                                                                204,137,576
INDUSTRIALS--0.4%
CONSTRUCTION & ENGINEERING--0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24(5)                                     15,383,182              17,190,706
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20(5)                                    5,290,000               5,713,200
                                                                                                          -----------------
                                                                                                                 22,903,906
ROAD & RAIL--0.2%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20(5)                     5,795,000               6,077,796
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26(6)                                    9,755,200               8,828,456
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23                                           51,000,000 ZAR           8,493,598
                                                                                                          -----------------
                                                                                                                 23,399,850
TRANSPORTATION INFRASTRUCTURE--0.0%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20(6)                           4,250,000               4,441,250
MATERIALS--1.3%
CHEMICALS--0.2%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18(5)                                   15,030,000              15,856,650
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20(5)                                                 8,400,000               8,715,000
                                                                                                          -----------------
                                                                                                                 24,571,650
CONSTRUCTION MATERIALS--0.2%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20(5)                                          8,115,000               8,013,563
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16(5)                                      8,940,000               9,264,075
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20(5)                          7,170,000               7,600,200
                                                                                                          -----------------
                                                                                                                 24,877,838
METALS & MINING--0.8%
Alrosa Finance SA, 7.75% Nts., 11/3/20(5)                                                12,010,000              12,655,538
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19(5)                                  5,700,000               6,184,500
JSC Severstal, 6.70% Nts., 10/25/17(5)                                                   14,820,000              14,708,850


                     9 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
METALS & MINING CONTINUED
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13(5)                    $     15,360,000       $      17,184,768
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18(5)                                 51,960,000              57,091,050
                                                                                                          -----------------
                                                                                                                107,824,706
PAPER & FOREST PRODUCTS--0.1%
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20(5)                                      8,940,000               8,850,600
TELECOMMUNICATION SERVICES--0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19(5)                                          17,935,000              17,127,925
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20(5)                               30,216,000              29,233,980
                                                                                                          -----------------
                                                                                                                 46,361,905
WIRELESS TELECOMMUNICATION SERVICES--0.5%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40                                                    4,600,000               4,901,208
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36                                                 140,800,000 MXN          10,561,254
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20(5)                       11,910,000              13,591,692
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18(5)                                       32,440,000              37,062,700
                                                                                                          -----------------
                                                                                                                 66,116,854
UTILITIES--1.7%
ELECTRIC UTILITIES--1.3%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19(5)              9,400,000              10,669,000
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19(5)                    10,125,000              11,643,750
Eskom Holdings Ltd., 10% Nts., Series ES23, 1/25/23                                     314,000,000 ZAR          52,014,988
Eskom Holdings Ltd., 9.25% Bonds, Series ES18, 4/20/18                                   70,000,000 ZAR          10,980,027
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19(5)                                       31,120,000              34,301,584
Majapahit Holding BV:
7.75% Nts., 10/17/16(5)                                                                  15,500,000              17,980,000
8% Sr. Unsec. Nts., 8/7/19(5)                                                            11,150,000              13,087,313
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16                              665,100,000 PHP          16,780,863
TGI International Ltd., 9.50% Nts., 10/3/17(5)                                           10,420,000              11,748,550
                                                                                                          -----------------
                                                                                                                179,206,075
ENERGY TRADERS--0.3%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20(5)                                                12,290,000              12,826,987
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19(5)                                                    7,500,000               8,850,000
7.39% Sr. Gtd. Unsec. Nts., 12/2/24(5)                                                    8,120,000               9,662,800
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15(5)                      8,410,000               9,493,511
                                                                                                          -----------------
                                                                                                                 40,833,298
WATER UTILITIES--0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts.,
12/16/20(5)                                                                               7,885,000               8,019,045
                                                                                                          -----------------
Total Corporate Bonds and Notes (Cost $1,800,721,166)                                                         1,865,332,316


                     10 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                          Shares                Value
                                                                                   --------------------   -----------------
COMMON STOCKS--0.0%
MHP SA, GDR(5,10) (Cost $ 15,289)                                                           169,861       $       2,904,623

                                                                                         Principal
                                                                                          Amount
                                                                                   --------------------
STRUCTURED SECURITIES--6.5%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30                  134,050,000,000 IDR          16,497,345
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30                  100,330,000,000 IDR          12,347,472
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25          100,660,000,000 IDR          13,057,747
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24                       53,310,000,000 IDR           6,482,768
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24                       27,100,000,000 IDR           3,295,498
Indonesia (Republic of) Total Return Linked Nts., Series 50, 10.50%, 8/19/30         67,450,000,000 IDR           8,300,976
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30         69,180,000,000 IDR           8,513,885
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25            69,180,000,000 IDR           8,974,120
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, 14%, 3/9/11(3,6)                                 8,710,000 GHS           5,879,543
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24                             62,980,000,000 IDR           7,658,690
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25                  67,110,000,000 IDR           8,705,597
Indonesia (Republic of) Credit Linked Nts., Series 25, 11%, 9/17/25                 101,170,000,000 IDR          13,123,905
Indonesia (Republic of) Credit Linked Nts., Series 55, 10.50%, 8/19/30              101,170,000,000 IDR          12,450,849
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25                       68,100,000,000 IDR           8,834,021
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.288%,
10/25/11(3)                                                                              14,720,000              14,780,210
Kenya (Republic of) Credit Linked Bonds, Series 5, 14%, 3/9/11(6)                         7,600,000 GHS           5,130,256
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15(3,6)                            188,735,000 UAH          20,440,468
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18(6)                      11,920,000,000 COP           7,484,047
Colombia (Republic of) Credit Linked Nts., 13.37%, 2/26/15(6,11)                     10,435,000,000 COP          12,179,728
Colombia (Republic of) Credit Linked Nts., Series 01, 13.37%, 2/26/15(6,11)           3,833,000,000 COP           4,473,876
Colombia (Republic of) Credit Linked Nts., Series 02, 13.37%, 2/26/15(6,11)           4,568,000,000 COP           5,331,768
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20             26,964,000,000 COP          17,087,815
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12(6)                           289,700,000 DOP           7,971,939
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11(10,15)                                     220,242,600 RUR              21,630
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12(3)                               58,446,000 RUR           1,800,907
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Oreniz Total Return Linked Nts., Series 009, 9.24%, 2/24/12(3)                   67,500,000 RUR           2,079,889


                    11 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
Russian Specialized Construction & Installation Administration Total Return
Linked Nts., 5/20/10(10,15)                                                              64,600,000 RUR   $             211
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts.,
9.25%, 6/27/12                                                                           45,150,000 RUR           1,352,416
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                                106,500,000 RUR           3,812,412
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                                155,430,000 RUR           5,563,974
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                                144,200,000 RUR           5,161,970
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit
Linked Nts., 9.09%, 1/7/11                                                                3,120,098 MXN             241,902
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit
Linked Nts., 9.65%, 1/7/11                                                                2,070,243 MXN             160,507
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.01%, 4/30/25(6,7)                 4,790,419               3,083,711
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.064%, 4/30/25(6,7)                            6,103,731               3,929,122
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25(6,7)                            5,269,594               3,392,168
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.138%, 4/30/25(6,7)                            4,710,353               3,032,171
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.191%, 4/30/25(6,7)                            5,864,772               3,775,298
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25(6,7)                            6,693,746               4,308,930
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25(6,7)                            5,347,520               3,442,331
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25(6,7)                            5,026,441               3,235,645
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11(3,6)                     8,755,000               9,591,978
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30                         119,230,000,000 IDR          14,673,468
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21                          38,920,000,000 IDR           5,818,324
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21              140,400,000,000 IDR          20,989,021
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25                  97,410,000,000 IDR          12,636,153
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12(3)                                133,110,000 RUR           4,764,978
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.905%, 9/24/14(3,6)                          27,100,000 MXN           2,199,230
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.905%, 9/24/14(3,6)                           5,420,000 MXN             439,846
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.905%, 9/24/14(3,6)                           9,033,333 MXN             733,077
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.905%, 9/24/14(3,6)                           4,516,667 MXN             366,538
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.905%, 9/24/14(3,6)                           6,323,333 MXN             513,154
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.405%, 5/22/15(3,6)                           2,585,931 MXN             209,854
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.405%, 5/22/15(3,6)                           4,524,148 MXN             367,145
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.405%, 5/22/15(3,6)                          68,213,181 MXN           5,535,663
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.405%, 5/22/15(3,6)                           4,971,283 MXN             403,432
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.405%, 5/22/15(3,6)                           3,611,731 MXN             293,101
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.405%, 5/22/15(3,6)                           2,306,631 MXN             187,189
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.405%, 5/22/15(3,6)                             424,788 MXN              34,473
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11                     2,505,000               2,430,977
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11                      2,505,000               2,152,521
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12                    2,505,000               1,909,010


                    12 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12               $      2,505,000       $       1,720,384
United Mexican States Credit Linked Nts., 9.52%, 1/7/11                                   2,060,034 MXN             159,715
Eirles Two Ltd. Sec. Nts., Series 335, 2.103%, 4/30/12(3,6)                              11,200,000              10,654,560
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%,
3/29/17(5,7)                                                                            129,050,000 TRY          44,243,756
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts.,
10.476%, 2/8/37(6,7)                                                                376,977,600,000 COP          11,564,573
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.51%, 12/20/17(3,6)                                                     42,470,000              38,223,000
Series 2008-01, 9.888%, 8/2/10(6,7,9,10)                                                 63,164,246 BRR           3,805,075
Series 2008-2A, 6.752%, 9/17/13(3,6)                                                     17,421,250              17,806,260
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, 10.19%, 1/5/16(6,7)                      68,635,000,000 COP          26,617,511
Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16(6,7)                   90,697,000,000 COP          32,603,682
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20(6)                           12,645,000,000 COP           8,013,110
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20(6)                 45,193,500,000 COP          28,639,027
Indonesia (Republic of) Credit Linked Bonds, 8.25%, 7/19/21(5)                      136,330,000,000 IDR          15,565,648
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25(5)              69,180,000,000 IDR           8,974,120
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30(5)            66,900,000,000 IDR           8,233,289
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30(5)            67,450,000,000 IDR           8,300,976
Indonesia (Republic of) Credit Linked Nts., Series 55, 11%, 9/17/25(5)               67,450,000,000 IDR           8,749,702
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30(5)                 19,010,000,000 IDR           2,339,534
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25(5)         68,100,000,000 IDR           8,834,021
JSC Gazprom Credit Linked Nts., Series 4, 13.12%, 6/28/12(3)                            160,790,000 RUR           5,755,847
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13                          2,181,000,000 INR          46,595,310
Indonesia (Republic of) Credit Linked Nts., Series 11, 10.50%, 8/19/30(5)           100,000,000,000 IDR          12,306,859
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30(5)            119,230,000,000 IDR          14,673,468
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25(5)                46,070,000,000 IDR           5,976,261
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25(5)                92,130,000,000 IDR          11,951,224
Russian Federation Credit Linked Bonds, 10%, 9/30/11(3,5)                               442,790,000 RUR          15,034,784
LB Peru Trust II Certificates, Series 1998-A, 2/28/16(15)                                 1,426,420                 142,642
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16(6)           13,289,000,000 COP           7,448,069


                    13 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                                         Principal
                                                                                           Amount               Value
                                                                                   --------------------   -----------------
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17(5)                                 26,120,000 PEN   $       7,998,737
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34           354,276,793 RUR           5,475,163
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22(5,7)                   173,500,000 BRR          15,518,634
United Mexican States Credit Linked Nts., 5.64%, 11/20/15(6)                             11,760,000              10,602,816
VimpelCom Total Return Linked Nts., 9.25%, 7/26/13(3)                                   692,500,000 RUR          23,489,980
Standard Bank Group Ltd.:
Ghana (Republic of) Credit Linked Bonds, Series 02, 12.606%, 1/5/11(6,7)                  9,890,000 GHS           6,644,802
Ghana (Republic of) Credit Linked Bonds, 10.915%, 3/23/11(6,7)                           15,655,000 GHS          10,254,762
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds, 14%, 3/9/11(3,6)          7,170,000 GHS           4,838,628
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11(6)                       7,369,232 GHS           5,058,288
                                                                                                          -----------------
Total Structured Securities (Cost $882,375,861)                                                                 858,461,066

                                                                      Expiration   Strike
                                                                          Date      Price    Contracts
                                                                      ----------   ------   -----------
OPTIONS PURCHASED--0.0%
Euro (EUR) Call(10)                                                     1/10/11    $1.34    250,000,000            2,155,590
Euro (EUR) Call(10)                                                      1/7/11    $1.36    250,000,000              534,240
Euro (EUR) Call(10)                                                      1/7/11    $1.36    250,000,000              740,665
                                                                                                          ------------------
Total Options Purchased (Cost $9,677,406)                                                                          3,430,495

                                                                                        Shares
                                                                                   ----------------
INVESTMENT COMPANIES--0.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00% (4,13)                4,186,217                4,186,217
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21% (13,14)                        48,458,581               48,458,581
                                                                                                          ------------------
Total Investment Companies (Cost $52,644,798)                                                                     52,644,798
TOTAL INVESTMENTS, AT VALUE (COST $12,421,629,191)                                             98.4%          13,068,629,434
OTHER ASSETS NET OF LIABILITIES                                                                 1.6              206,626,901
                                                                                         ----------       ------------------
Net Assets                                                                                    100.0%      $   13,275,256,335
                                                                                         ==========       ==================

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP   Argentine Peso
AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pound
EUR   Euro
GBP   British Pound Sterling
GHS   Ghana Cedi
HUF   Hungarian Forint
IDR   Indonesia Rupiah
ILS   Israeli Shekel
INR   Indian Rupee
JPY   Japanese Yen
KRW   South Korean Won
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit


                    14 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

NOK   Norwegian Krone
NZD   New Zealand Dollar
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RUR   Russian Ruble
SEK   Swedish Krona
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
ZAR   South African Rand

(1.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,998,712. See accompanying Notes.

(2.) All or a portion of the security position is held in collateral accounts to cover the Fund's obligations under certain derivative contracts. The aggregate market value of such securities is $4,469,178. See accompanying Notes.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Interest rate is less than 0.0005%.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,572,755,219 or 11.85% of the Fund's net assets as of December 31, 2010.

(6.) Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $513,879,944, which represents 3.87% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                        UNREALIZED
                                                                       ACQUISITION                                     APPRECIATION
SECURITY                                                                   DATE              COST          VALUE      (DEPRECIATION)
--------                                                            -----------------   ------------   ------------   --------------
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20                 12/15/10   $  4,250,000   $  4,441,250    $    191,250
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26             2/22/06-10/20/09     16,038,302     16,731,617         693,315
Banco BMG SA, 9.15% Nts., 1/15/16                                    12/15/05-7/20/10     10,600,921     11,432,565         831,644
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21                 10/31/06-11/18/09      5,284,961      5,680,500         395,539
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69                      10/30/09      5,300,000      6,174,500         874,500
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29                 1/4/10-3/3/10      3,715,341      5,398,500       1,683,159
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds,
14%, 3/9/11                                                                    8/5/10      6,100,684      5,879,543        (221,141)
Citigroup Funding, Inc., Kenya (Republic of) Credit Linked Bonds,
Series 5, 14%, 3/9/11                                                         9/28/10      5,392,754      5,130,256        (262,498)
Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked
Nts., 5.50%, 9/1/15                                                            9/7/10     19,480,703     20,440,468         959,765
Citigroup Global Markets Holdings, Inc., Colombia (Republic of)
Credit Linked Bonds, 11.25%, 10/25/18                                         12/9/08      5,028,554      7,484,047       2,455,493
Citigroup Global Markets Holdings, Inc., Colombia (Republic of)
Credit Linked Nts., 13.37%, 2/26/15                                           7/18/08      9,042,906     12,179,728       3,136,822
Citigroup Global Markets Holdings, Inc., Colombia (Republic of)
Credit Linked Nts., Series 01,13.37%, 2/26/15                                 7/31/08      3,360,386      4,473,876       1,113,490
Citigroup Global Markets Holdings, Inc., Colombia (Republic of)
Credit Linked Nts., Series 02, 13.37%, 2/26/15                                 8/8/08      4,035,160      5,331,768       1,296,608
Citigroup Global Markets Holdings, Inc., Dominican Republic
Unsec. Credit Linked Nts., 15%, 3/12/12                                        3/7/07      8,695,818      7,971,939        (723,879)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
Series 128, 3.01%, 4/30/25                                                    10/8/10      3,127,104      3,083,711         (43,393)


                    15 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.064%, 4/30/25                                                               7/16/10      3,960,450      3,929,122         (31,328)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.103%, 4/30/25                                                               5/18/10      3,405,862      3,392,168         (13,694)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.138%, 4/30/25                                                               3/30/10      3,032,862      3,032,171            (691)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.191%, 4/30/25                                                              12/17/09      3,756,437      3,775,298          18,861
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.242%, 4/30/25                                                               9/25/09      4,266,158      4,308,930          42,772
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.269%, 4/30/25                                                               8/18/09      3,399,783      3,442,331          42,548
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds,
3.346%, 4/30/25                                                               4/16/09      3,173,174      3,235,645          62,471
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., Series
113, 9%, 4/26/11                                                              12/8/08      8,734,559      9,591,978         857,419
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A,
7.905%, 9/24/14                                                              12/27/07      2,490,580      2,199,230        (291,350)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B,
7.905%, 9/24/14                                                               6/12/08        522,536        439,846         (82,690)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C,
7.905%, 9/24/14                                                               8/12/08        888,889        733,077        (155,812)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1D,
7.905%, 9/24/14                                                                8/6/09        346,616        366,538          19,922
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1E,
7.905%, 9/24/14                                                               9/10/09        472,684        513,154          40,470
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A,
8.405%, 5/22/15                                                               5/21/08        249,324        209,854         (39,470)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B,
8.405%, 5/22/15                                                               6/12/08        436,168        367,145         (69,023)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C,
8.405%, 5/22/15                                                               6/18/08      6,617,724      5,535,663      (1,082,061)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D,
8.405%, 5/22/15                                                                7/8/08        481,935        403,432         (78,503)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E,
8.405%, 5/22/15                                                               7/15/08        350,722        293,101         (57,621)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F,
8.405%, 5/22/15                                                                8/8/08        227,066        187,189         (39,877)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G,
8.405%, 5/22/15                                                               8/22/08         41,897         34,473          (7,424)
Eirles Two Ltd. Sec. Nts., Series 335, 2.103%, 4/30/12                9/17/07-2/24/09     10,944,150     10,654,560        (289,590)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit
Linked Nts., 10.476%, 2/8/37                                                  1/18/07     31,226,442     11,564,573     (19,661,869)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.51%, 12/20/17            12/13/07     42,470,000     38,223,000      (4,247,000)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10      4/18/08-10/1/08     31,666,704      3,805,075     (27,861,629)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.752%, 9/17/13    10/23/08-2/26/09     17,573,068     17,806,260         233,192
HSBK Europe BV, 9.25% Sr. Nts., 10/16/13                               4/9/08-1/11/10     60,036,337     65,992,675       5,956,338


                    16 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds,
10.19%, 1/5/16                                                                12/6/05     11,167,708     26,617,511      15,449,803
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds,
10.218%, 10/31/16                                                            10/16/06     14,183,697     32,603,682      18,419,985
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts.,
11%, 7/28/20                                                                  8/24/10      8,817,892      8,013,110        (804,782)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts.,
Series 2, 11%, 7/28/20                                                        10/6/10     31,915,851     28,639,027      (3,276,824)
JPMorgan Hipotecaria su Casita, 7.555% Sec. Nts., 8/26/35                     3/21/07      3,092,229      2,692,192        (400,037)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%,
11/17/16                                                                     10/20/06      5,679,060      7,448,069       1,769,009
Morgan Stanley Capital Services, Inc., United Mexican States
Credit Linked Nts., 5.64%, 11/20/15                                           11/3/05     11,760,000     10,602,816      (1,157,184)
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26                 10/29/07-10/22/09      9,004,197      8,828,456        (175,741)
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20                           11/10/10     26,880,827     26,665,336        (215,491)
Salisbury International Investments Ltd., 4.439% Sec. Nts.,
Series 2006-003, Tranche E, 7/20/11                                           7/12/06      2,400,000      2,180,640        (219,360)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked
Bonds, Series 02, 12.606%, 1/5/11                                              7/6/10      6,811,197      6,644,802        (166,395)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked
Bonds, 10.915%, 3/23/11                                                       9/22/10     10,703,804     10,254,762        (449,042)
Standard Charter Bank, Kenya (Republic of) Credit Linked Bonds,
14%, 3/9/11                                                                   9/23/10      5,054,885      4,838,628        (216,257)
Tengizchevroil LLP, 6.124% Nts., 11/15/14                            11/16/04-3/16/10      7,546,397      7,739,645         193,248
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11             12/22/06      8,056,069      5,058,288      (2,997,781)
Yapi ve Kredit Bankasi/Unicredit Luxembourg SA, 5.188% Sr. Unsec.
Nts., 10/13/15                                                                10/4/10      8,870,000      9,182,224         312,224
                                                                     ----------------   ------------   ------------    ------------
                                                                                        $522,169,534   $513,879,944    $ (8,289,590)
                                                                                        ============   ============    ============

(7.)  Zero coupon bond reflects effective yield on the date of purchase.

(8.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(9.)  Issue is in default. See accompanying Notes.

(10.) Non-income producing security.

(11.) Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

(12.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(13.) Rate shown is the 7-day yield as of December 31, 2010.

(14.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES             GROSS          GROSS          SHARES
                                                     SEPTEMBER 30, 2010     ADDITIONS     REDUCTIONS   DECEMBER 31, 2010
                                                     -------------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E       30,173,589        593,976,671   575,691,679       48,458,581

                                                        VALUE       INCOME
                                                     -----------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $48,458,581   $66,366

(15.) The reference asset underlying the structured security is in default. See accompanying Notes.


                    17 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 31, 2010 based on valuation input level:

                                                                            LEVEL 3--
                                        LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                       UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS       INPUTS           VALUE
                                      -------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations            $        --     $    31,194,259     $       --    $    31,194,259
Foreign Government Obligations                  --      10,254,661,877             --     10,254,661,877
Corporate Bonds and Notes                       --       1,863,151,676      2,180,640      1,865,332,316
Common Stocks                            2,904,623                  --             --          2,904,623
Structured Securities                           --         858,296,583        164,483        858,461,066
Options Purchased                               --           3,430,495             --          3,430,495
Investment Companies                    52,644,798                  --             --         52,644,798
                                       -----------     ---------------     ----------    ---------------
Total Investments, at Value             55,549,421      13,010,734,890      2,345,123     13,068,629,434
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                     --          22,655,134             --         22,655,134
Depreciated swaps, at value                     --           1,179,108             --          1,179,108
Futures margins                          1,407,716                  --             --          1,407,716
Foreign currency exchange contracts             --          62,900,138             --         62,900,138
                                       -----------     ---------------     ----------    ---------------
Total Assets                           $56,957,137     $13,097,469,270     $2,345,123    $13,156,771,530
                                       -----------     ---------------     ----------    ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value            $        --     $   (17,802,376)    $       --    $   (17,802,376)
Futures margins                         (1,429,156)                 --             --         (1,429,156)
Foreign currency exchange contracts             --         (52,442,205)            --        (52,442,205)
                                       -----------     ---------------     ----------    ---------------
Total Liabilities                      $(1,429,156)    $   (70,244,581)    $       --    $   (71,673,737)
                                       -----------     ---------------     ----------    ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                    18 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:


Geographic Holdings              Value       Percent
------------------------   ---------------   -------
Japan                      $ 3,018,210,458     23.1%
Brazil                         959,766,475      7.3
Mexico                         664,228,580      5.1
Turkey                         660,699,644      5.1
United Kingdom                 618,522,850      4.7
Germany                        517,668,999      4.0
Italy                          498,821,206      3.8
South Africa                   495,076,342      3.8
Indonesia                      458,359,553      3.5
Russia                         448,926,762      3.4
Canada                         363,468,985      2.8
Poland                         351,882,068      2.7
Colombia                       335,405,764      2.6
United States                  309,762,142      2.4
Australia                      280,942,509      2.2
New Zealand                    222,537,184      1.7
Argentina                      219,840,992      1.7
Spain                          204,891,628      1.6
Korea, Republic of South       196,516,092      1.5
Israel                         195,967,880      1.5
Egypt                          176,165,955      1.4
Venezuela                      159,554,201      1.2
India                          149,158,851      1.1
Kazakhstan                     148,589,434      1.1
Peru                           148,561,727      1.1
Ukraine                        147,056,454      1.1
Belgium                        132,798,301      1.0
The Netherlands                119,939,013      0.9
Philippines                    100,233,115      0.8
Austria                         87,416,919      0.7
Greece                          70,088,214      0.5
Uruguay                         67,736,663      0.5
Malaysia                        66,246,029      0.5
Ghana                           57,526,254      0.4
Panama                          53,566,656      0.4
Denmark                         45,355,557      0.4
Hungary                         44,462,774      0.3
Dominican Republic              35,636,806      0.3
Sweden                          33,475,608      0.3
Finland                         27,440,970      0.2
Ireland                         27,129,574      0.2
France                          25,191,827      0.2
Trinidad & Tobago               20,870,600      0.2
Chile                           18,812,644      0.1
Costa Rica                      14,780,210      0.1
Norway                          13,326,160      0.1
Supranational                   12,835,200      0.1
Qatar                           12,338,400      0.1
United Arab Emirates            11,853,272      0.1


                    19 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Sri Lanka                       10,156,938      0.1
Belize                           5,398,500       --
European Union                   3,430,495       --
                           ---------------   -------
Total                      $13,068,629,434    100.0%
                           ===============   =======

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                                                CONTRACT
COUNTERPARTY/CONTRACT                            AMOUNT         EXPIRATION                      UNREALIZED     UNREALIZED
DESCRIPTION                      BUY/SELL        (000'S)           DATE             VALUE      APPRECIATION   DEPRECIATION
------------------------------   --------   ---------------   ---------------   ------------   ------------   ------------
BANC OF AMERICA:
Argentine Peso (ARP)               Buy          331,680 ARP   1/18/11-3/29/11   $ 82,907,595   $   672,063    $        --
Chinese Renminbi (Yuan) (CNY)      Buy          446,400 CNY            6/7/11     67,812,208     1,864,505             --
Euro (EUR)                         Sell          17,235 EUR            4/6/11     23,023,182       561,020             --
Indian Rupee (INR)                 Buy        3,051,000 INR           1/13/11     68,069,381        57,790             --
Indonesia Rupiah (IDR)             Buy      207,133,000 IDR           1/10/11     22,952,822           489         54,408
Malaysian Ringgit (MYR)            Buy          238,140 MYR           2/18/11     76,979,154     1,613,624             --
Philippines Peso (PHP)             Sell       2,880,000 PHP           1/13/11     65,748,174            --        619,273
South Korean Won (KRW)             Buy       47,361,000 KRW           1/24/11     41,671,239            --        113,577
Swedish Krona (SEK)                Buy          347,300 SEK           2/22/11     51,543,541       958,013             --
                                                                                               -----------    -----------
                                                                                                 5,727,504        787,258
                                                                                               -----------    -----------
BARCLAY'S CAPITAL:
Australian Dollar (AUD)            Buy           32,470 AUD            2/4/11     33,055,580       185,225             --
British Pound Sterling (GBP)       Sell          32,770 GBP           2/22/11     51,070,263       114,511             --
Colombian Peso (COP)               Buy       18,743,000 COP            7/5/11      9,828,511            --         62,255
Euro (EUR)                         Buy           76,180 EUR           2/22/11    101,784,140     1,127,506             --
Hong Kong Dollar (HKD)             Buy          494,600 HKD            1/3/11     63,634,037        90,175             --
Hong Kong Dollar (HKD)             Sell         494,600 HKD           2/28/11     63,663,660            --         90,395
Hungarian Forint (HUF)             Buy        5,701,000 HUF           2/10/11     27,285,123            --      1,305,650
Japanese Yen (JPY)                 Sell       1,684,000 JPY            1/7/11     20,743,185            --        750,285
Norwegian Krone (NOK)              Buy          320,500 NOK           2/22/11     54,783,514     1,383,668             --
                                                                                               -----------    -----------
                                                                                                 2,901,085      2,208,585
                                                                                               -----------    -----------
CITIGROUP:
Chilean Peso (CLP)                 Buy       39,940,000 CLP     2/3/11-2/4/11     85,103,573            --        161,119
Chilean Peso (CLP)                 Sell      11,399,000 CLP    1/7/11-1/14/11     24,342,109        13,133         12,423
Colombian Peso (COP)               Buy       12,397,000 COP            7/5/11      6,500,776            --         75,882
Euro (EUR)                         Sell          79,235 EUR    1/7/11-5/10/11    105,867,564       591,214      1,607,638
Swiss Franc (CHF)                  Sell          65,140 CHF           1/14/11     69,682,016            --      4,432,397
                                                                                               -----------    -----------
                                                                                                   604,347      6,289,459
                                                                                               -----------    -----------
CITIGROUP EM:
Chilean Peso (CLP)                 Buy       11,499,000 CLP           1/14/11     24,542,408       384,845             --
Colombian Peso (COP)               Sell     118,918,000 COP           2/18/11     62,523,874       444,306             --
Indian Rupee (INR)                 Buy        3,393,000 INR            3/3/11     75,031,139       541,568             --
Indonesia Rupiah (IDR)             Buy      456,120,000 IDR           2/18/11     50,244,811            --        222,107
Mexican Nuevo Peso (MXN)           Buy        1,275,530 MXN           1/18/11    103,155,342            --        613,776
                                                                                               -----------    -----------
                                                                                                 1,370,719        835,883
                                                                                               -----------    -----------
CREDIT SUISSE:
Chilean Peso (CLP)                 Sell       8,129,000 CLP            1/6/11     17,361,138            --        166,003
Euro (EUR)                         Buy          200,000 EUR           2/16/11    267,227,251    10,087,251             --


                    20 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Euro (EUR)                         Sell          75,105 EUR           2/10/11    100,353,195     3,615,176             --
Hungarian Forint (HUF)             Buy       10,800,000 HUF           2/10/11     51,689,059       170,898      2,247,128
Japanese Yen (JPY)                 Sell       5,522,000 JPY           1/12/11     68,022,939            --        868,607
New Turkish Lira (TRY)             Sell         143,595 TRY           2/10/11     92,547,129     1,038,856        447,691
South African Rand (ZAR)           Buy          315,660 ZAR            1/7/11     47,866,582     2,115,686             --
Swedish Krona (SEK)                Buy          520,700 SEK           2/22/11     77,278,208     1,406,381             --
Swedish Krona (SEK)                Sell         471,100 SEK           2/22/11     69,916,965            --      1,272,415
Swiss Franc (CHF)                  Buy           95,130 CHF           2/22/11    101,811,664     2,794,033             --
Swiss Franc (CHF)                  Sell         158,830 CHF           2/22/11    169,985,773            --      6,243,505
                                                                                               -----------    -----------
                                                                                                21,228,281     11,245,349
                                                                                               -----------    -----------
CREDIT SUISSE EM:
Chilean Peso (CLP)                 Buy        8,129,000 CLP            1/6/11     17,361,138       636,521             --
Egyptian Pounds (EGP)              Buy          380,900 EGP           1/10/11     65,460,967       134,336             --
                                                                                               -----------    -----------
                                                                                                   770,857             --
                                                                                               -----------    -----------
DEUTSCHE BANK CAPITAL CORP.:
Australian Dollar (AUD)            Sell           3,501 AUD            1/7/11      3,577,412            --        228,355
British Pound Sterling (GBP)       Sell           8,710 GBP            1/7/11     13,578,929            --         21,814
Canadian Dollar (CAD)              Buy           65,840 CAD           2/22/11     66,145,708       782,857             --
Canadian Dollar (CAD)              Sell         178,435 CAD    1/7/11-2/22/11    179,276,985            --      2,790,355
Kazakhstan Tenge (KZT)             Buy          918,400 KZT           2/28/11      6,243,620            --         25,322
Swiss Franc (CHF)                  Sell           3,366 CHF            1/7/11      3,600,351            --        241,572
                                                                                               -----------    -----------
                                                                                                   782,857      3,307,418
                                                                                               -----------    -----------
DEUTSCHE BANK EM:
Kazakhstan Tenge (KZT)             Sell         918,400 KZT           2/28/11      6,243,620            --         30,021
Russian Ruble (RUR)                Buy        1,611,775 RUR           1/12/11     52,710,363            --        466,859
                                                                                               -----------    -----------
                                                                                                        --        496,880
                                                                                               -----------    -----------
GOLDMAN SACHS EM:
Brazilian Real (BRR)               Buy          148,370 BRR            2/2/11     88,689,533     1,258,773             --
Brazilian Real (BRR)               Sell         241,855 BRR            2/2/11    144,571,053            --      1,165,309
Mexican Nuevo Peso (MXN)           Buy        1,458,315 MXN           2/16/11    117,686,480       102,506        443,835
South African Rand (ZAR)           Buy           98,490 ZAR            2/1/11     14,878,347        56,008             --
                                                                                               -----------    -----------
                                                                                                 1,417,287      1,609,144
                                                                                               -----------    -----------
HSBC EM:
Brazilian Real (BRR)               Sell         111,875 BRR            2/2/11     66,874,311            --         63,323
Israeli Shekel (ILS)               Sell         153,620 ILS           1/31/11     43,270,396            --      1,159,650
                                                                                               -----------    -----------
                                                                                                        --      1,222,973
                                                                                               -----------    -----------
JP MORGAN CHASE:
Chilean Peso (CLP)                 Buy       10,746,000 CLP            1/7/11     22,948,405       665,357             --
Euro (EUR)                         Sell          69,125 EUR           2/10/11     92,362,887     3,291,693             --
Malaysian Ringgit (MYR)            Buy           61,665 MYR           2/18/11     19,933,315            --         39,155
Malaysian Ringgit (MYR)            Sell           2,625 MYR           2/10/11        848,902            --         13,978
Mexican Nuevo Peso (MXN)           Buy        1,618,400 MXN           2/22/11    130,544,768     1,176,263             --
New Taiwan Dollar (TWD)            Sell       1,960,000 TWD           1/12/11     67,248,355            --      2,012,874
Norwegian Krone (NOK)              Sell         320,500 NOK           2/22/11     54,783,514            --      1,357,498
Philippines Peso (PHP)             Buy          876,000 PHP            1/4/11     19,996,348        91,781             --
Singapore Dollar (SGD)             Buy           26,350 SGD           5/10/11     20,532,823        85,426             --
                                                                                               -----------    -----------
                                                                                                 5,310,520      3,423,505
                                                                                               -----------    -----------
JP MORGAN EM:


                    21 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Argentine Peso (ARP)               Buy           66,930 ARP           3/29/11     16,517,550       370,385             --
Chinese Renminbi (Yuan)(CNY)       Buy          561,040 CNY    6/7/11-6/20/11     85,231,263     2,328,448             --
Indonesia Rupiah (IDR)             Buy      414,578,000 IDR           1/13/11     45,918,659        53,187             --
Malaysian Ringgit (MYR)            Buy          243,780 MYR           2/18/11     78,802,293     1,320,807             --
Malaysian Ringgit (MYR)            Sell          60,925 MYR           2/10/11     19,702,600        30,193             --
Philippines Peso (PHP)             Buy        3,765,000 PHP            3/4/11     85,937,322       621,211             --
Philippines Peso (PHP)             Sell         876,000 PHP            1/4/11     19,996,348            --        181,826
                                                                                               -----------    -----------
                                                                                                 4,724,231        181,826
                                                                                               -----------    -----------
MORGAN STANLEY & CO., INC.
Kazakhstan Tenge (KZT)             Buy          917,400 KZT           2/28/11      6,236,822            --         31,712
                                                                                               -----------    -----------
MORGAN STANLEY EM:
Indian Rupee (INR)                 Buy        3,392,700 INR            2/1/11     75,429,506       178,313             --
Kazakhstan Tenge (KZT)             Sell         917,400 KZT           2/28/11      6,236,822            --         23,480
                                                                                               -----------    -----------
                                                                                                   178,313         23,480
                                                                                               -----------    -----------
NOMURA SECURITIES:
Euro (EUR)                         Sell         110,000 EUR           2/16/11    146,974,988            --      3,122,488
Japanese Yen (JPY)                 Sell       6,732,000 JPY           2/22/11     82,963,344            --      2,924,666
New Zealand Dollar (NZD)           Buy           54,700 NZD           2/22/11     42,440,962     2,318,165             --
New Zealand Dollar (NZD)           Sell          98,470 NZD           2/22/11     76,401,491            --      4,173,746
Polish Zloty (PLZ)                 Sell          87,020 PLZ            2/2/11     29,331,591            --        112,109
South African Rand (ZAR)           Buy          108,910 ZAR            2/1/11     16,452,440        67,874             --
                                                                                               -----------    -----------
                                                                                                 2,386,039     10,333,009
                                                                                               -----------    -----------
RBS GREENWICH CAPITAL
Swiss Franc (CHF)                  Buy           26,835 CHF           5/10/11     28,750,739       884,695             --
                                                                                               -----------    -----------
STANDARD NY EM
South African Rand (ZAR)           Sell         191,620 ZAR            2/1/11     28,946,988            --      2,206,995
                                                                                               -----------    -----------
STATE STREET:
Australian Dollar (AUD)            Buy          235,740 AUD           2/22/11    239,485,436     9,122,665             --
Australian Dollar (AUD)            Sell          75,050 AUD           2/22/11     76,242,394            --      2,904,284
British Pound Sterling (GBP)       Sell          32,700 GBP           2/22/11     50,961,172        13,556        126,701
Hong Kong Dollar (HKD)             Sell         494,600 HKD            1/3/11     63,634,037       194,378             --
Polish Zloty (PLZ)                 Buy          270,560 PLZ            2/2/11     91,196,912            --      3,104,437
South African Rand (ZAR)           Buy          463,700 ZAR            2/1/11     70,048,630     5,282,804             --
South African Rand (ZAR)           Sell         181,710 ZAR            2/1/11     27,449,939            --      2,103,307
                                                                                               -----------    -----------
                                                                                                14,613,403      8,238,729
                                                                                               -----------    -----------
Total unrealized appreciation and depreciation                                                 $62,900,138    $52,442,205
                                                                                               ============   ===========

FUTURES CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                                                                                                    UNREALIZED
                                                          NUMBER OF   EXPIRATION                   APPRECIATION
CONTRACT DESCRIPTION                           BUY/SELL   CONTRACTS      DATE          VALUE      (DEPRECIATION)
--------------------                           --------   ---------   ----------   ------------   --------------
Euro-Bundesobligation                             Buy       1,116       3/8/11     $186,877,394    $(1,081,350)
Euro-Bundesobligation                            Sell         349       3/8/11       58,441,049        323,985
Japan (Government of) Bonds, 10 yr.               Buy         126      3/10/11      218,214,805        724,161
New Financial Times Stock Exchange 100 Index     Sell         786      3/18/11       72,215,435       (806,607)
NIKKEI 225 Index                                 Sell         686      3/10/11       86,267,521        (21,028)


                    22 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

U.S. Treasury Nts., 10 yr.                        Buy       2,079      3/22/11      250,389,563     (7,848,434)
U.S. Treasury Nts., 10 yr.                       Sell       3,154      3/22/11      379,859,875      3,990,933
                                                                                                   -----------
                                                                                                   $(4,718,340)
                                                                                                   ===========

CREDIT DEFAULT SWAP CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                                                                  PAY/                     UPFRONT
                                          BUY/SELL    NOTIONAL   RECEIVE                    PAYMENT                     UNREALIZED
REFERENCE ENTITY/                          CREDIT      AMOUNT     FIXED    TERMINATION     RECEIVED/                   APPRECIATION
SWAP COUNTERPARTY                        PROTECTION   (000'S)     RATE         DATE         (PAID)         VALUE      (DEPRECIATION)
-----------------                        ----------   --------   -------   -----------   ------------   -----------   --------------
BOLIVARIAN REPUBLIC OF VENEZUELA
Credit Suisse International                  Buy      $ 5,940      5.00%     9/20/15     $(1,556,775)   $1,179,108      $(377,667)
                                           Total        5,940                             (1,556,775)    1,179,108       (377,667)
DEVELOPMENT BANK OF KAZAKHSTAN JSC
Credit Suisse International                 Sell        7,670      3.75      2/20/13              --       318,781        318,781
                                           Total        7,670                                     --       318,781        318,781
ISTANBUL BOND CO. SA FOR FINANSBANK AS
Morgan Stanley & Co. International Ltd.     Sell       10,410      1.30      3/24/13              --      (646,820)      (646,820)
                                           Total       10,410                                     --      (646,820)      (646,820)
MORGAN STANLEY
Credit Suisse International                  Buy        1,500      1.00      9/20/11             708        12,459         13,167
                                           Total        1,500                                    708        12,459         13,167
REPUBLIC OF PERU
Citibank NA, New York                       Sell        3,010      5.10      3/20/13              --       (70,643)       (70,643)
                                           Total        3,010                                     --       (70,643)       (70,643)
                                                                                         -----------    ----------      ---------
Grand Total Buys                                                                          (1,556,067)    1,191,567       (364,500)
Grand Total Sells                                                                                 --      (398,682)      (398,682)
                                                                                         -----------    ----------      ---------
Total Credit Default Swaps                                                               $(1,556,067)   $  792,885      $(763,182)
                                                                                         ===========    ==========      =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                          TOTAL MAXIMUM
                                       POTENTIAL PAYMENTS
                                          FOR SELLING
TYPE OF REFERENCE ASSET ON WHICH THE   CREDIT PROTECTION       AMOUNT      REFERENCE ASSET
FUND SOLD PROTECTION                     (UNDISCOUNTED)     RECOVERABLE*    RATING RANGE**
------------------------------------   ------------------   ------------   ---------------
Investment Grade Sovereign Debt           $18,080,000           $--          BBB to BBB-
Non-Investment Grade Sovereign Debt         3,010,000            --                   B-
                                          -----------           ---
Total                                     $21,090,000           $--
                                          ===========           ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                    23 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

INTEREST RATE SWAP CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                                      NOTIONAL
INTEREST RATE/                         AMOUNT            PAID BY       RECEIVED BY     TERMINATION
SWAP COUNTERPARTY                     (000'S)           THE FUND         THE FUND          DATE         VALUE
-----------------                 --------------   -----------------   -------------   -----------   -----------
BZDI:
Banco Santander SA, Inc.              96,790 BRR   BZDI                   12.320%          1/2/17    $ 1,052,387
Goldman Sachs Group, Inc. (The)      106,930 BRR   BZDI                   11.390           1/5/15       (964,979)
Goldman Sachs Group, Inc. (The)       38,900 BRR   BZDI                   12.800           1/2/17      1,223,147
Goldman Sachs Group, Inc. (The)       99,940 BRR   BZDI                   11.420           1/3/14       (773,961)
JPMorgan Chase Bank NA                56,300 BRR   BZDI                   13.900           1/2/17      3,136,215
Morgan Stanley                       242,460 BRR   BZDI                   12.300           1/2/17      2,625,871
                                  ----------                                                         -----------
Total                                641,320 BRR                                                       6,298,680
                                  ----------                                                         -----------
MXN TIIE BANXICO:
Bank of America Merrill Lynch        872,000 MXN   MXN TIIE BANXICO        5.875          12/6/12        (86,448)
Bank of America Merrill Lynch      2,173,500 MXN   MXN TIIE BANXICO        5.735         11/29/12       (319,219)
Bank of America Merrill Lynch      1,341,500 MXN   MXN TIIE BANXICO        5.750          12/5/12       (175,823)
Goldman Sachs Group, Inc. (The)    2,141,500 MXN   MXN TIIE BANXICO        5.880         12/14/12       (182,650)
                                  ----------                                                         -----------
Total                              6,528,500 MXN                                                        (764,140)
                                  ----------                                                         -----------
SIX-MONTH AUD BBR BBSW
Westpac Banking Corp.                140,135 AUD         5.660%        Six-Month AUD
                                                                       BBR BBSW            8/6/20      3,698,394
SIX-MONTH CZK PRIBOR PRBO:
Barclays Bank plc                  1,806,900 CZK         3.200         Six-Month CZK
                                                                       PRIBOR PRBO       12/21/15       (138,222)
Morgan Stanley                     1,713,400 CZK         3.060         Six-Month CZK
                                                                       PRIBOR PRBO       12/16/15         94,711
                                  ----------                                                         -----------
Total                              3,520,300 CZK                                                         (43,511)
                                  ----------                                                         -----------
SIX-MONTH EUR EURIBOR:
Barclays Bank plc                     70,270 EUR   Six-Month EUR
                                                   EURIBOR                 3.580         12/21/15        220,201
Morgan Stanley                        68,260 EUR   Six-Month EUR
                                                   EURIBOR                 3.410         12/16/15        (55,716)
                                  ----------                                                         -----------
Total                                138,530 EUR                                                         164,485
                                  ----------                                                         -----------
SIX-MONTH GBP BBA LIBOR
Barclays Bank plc                     80,540 GBP   Six-Month GBP BBA
                                                   LIBOR                   3.328           8/3/20       (557,369)
SIX-MONTH JPY BBA LIBOR:
Citibank NA                        3,596,000 JPY         1.391         Six-Month JPY
                                                                       BBA LIBOR          10/6/19       (864,534)
JPMorgan Chase Bank NA             3,823,000 JPY         1.077         Six-Month JPY
                                                                       BBA LIBOR           8/7/20        669,390
JPMorgan Chase Bank NA             3,644,000 JPY         1.563         Six-Month JPY
                                                                       BBA LIBOR          11/9/19     (1,514,588)
                                  ----------                                                         -----------
Total                             11,063,000 JPY                                                      (1,709,732)
                                  ----------                                                         -----------
THREE-MONTH USD BBA LIBOR
                                                   Three-Month USD
Barclays Bank plc                    128,000       BBA LIBOR               2.500           9/2/20     (7,578,246)
                                                                                                     -----------
                                                                         Total Interest Rate Swaps   $  (491,439)
                                                                                                     ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD           Australian Dollar
BRR           Brazilian Real
CZK           Czech Koruna


                    24 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund

STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

EUR           Euro
GBP           British Pound Sterling
JPY           Japanese Yen
MXN           Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BANIXCO       Banco de Mexico
BBA LIBOR     British Bankers' Association London-Interbank Offered Rate
BBR BBSW      Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI          Brazil Interbank Deposit Rate
EURIBOR       Euro Interbank Offered Rate
PRIBOR PRBO   Prague Interbank Offering Rate
TIIE          Interbank Equilibrium Interest Rate

TOTAL RETURN SWAP CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                               NOTIONAL
REFERENCE ENTITY/               AMOUNT                   PAID BY                 RECEIVED BY      TERMINATION
SWAP COUNTERPARTY               (000'S)                 THE FUND                  THE FUND            DATE       VALUE
---------------------------- ------------- -------------------------- --------------------------- ----------- -----------
CUSTOM BASKET OF SECURITIES:
Citibank NA                     21,098 CHF One-Month CHF BBA LIBOR    If positive, the Total        1/12/11   $    58,741
                                           plus 30 basis points and   Return of a custom
                                           if negative, the           basket of securities
                                           absolute value of the
                                           Total Return of a custom
                                           basket of securities

Citibank NA                     35,299 EUR One-Month EURIBOR plus     If positive, the Total        1/12/11       668,641
                                           30 basis points and if     Return of a custom
                                           negative, the absolute     basket of securities
                                           value of the Total
                                           Return of a custom
                                           basket of securities

Citibank NA                     17,669 GBP One-Month GBP BBA LIBOR    If positive, the Total        1/12/11     1,103,054
                                           plus 30 basis points       Return of a custom
                                           and if negative, the       basket of securities
                                           absolute value of the
                                           Total Return of a custom
                                           basket of securities

Citibank NA                     58,661 SEK One-Month SEK STIBOR       If positive, the Total        1/12/11        96,515
                                           SIDE plus 30 basis         Return of a custom
                                           points and if negative,    basket of securities
                                           the absolute value of
                                           the Total Return of a
                                           custom basket of
                                           securities

Citibank NA, New York        6,365,310 JPY One-Month JPY BBA LIBOR    If positive, the Total        4/14/11     1,530,012
                                           plus 53 basis points       Return of a custom
                                           and if negative, the       basket of securities
                                           absolute value of the
                                           Total Return of a custom
                                           basket of securities


                    25 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Morgan Stanley                  51,050 GBP One-Month GBP BBA LIBOR    If positive, the Total        1/14/11     2,957,053
                                           plus 50 basis points       Return of a custom
                                           and if negative, the       basket of securities
                                           absolute value of the
                                           Total Return of a custom
                                           basket of securities
                                                                                                              -----------
                                                                      Reference Entity Total                    6,414,016
                                                                                                              -----------

MSCI DAILY TR GROSS EAFE USD
INDEX:

Citibank NA                      7,648     If positive, the Total     One-Month USD BBA LIBOR       10/7/11      (611,126)
                                           Return of the MSCI Daily   plus 15 basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

Goldman Sachs Group, Inc.          788     If positive, the Total     One-Month USD LIBOR minus 5    7/8/11       (32,112)
(The)                                      Return of the MSCI Daily   basis points and If
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

Goldman Sachs Group, Inc.        7,112     If positive, the Total     One-Month USD BBA LIBOR       5/11/11      (215,620)
(The)                                      Return of the MSCI Daily   plus 10 basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

Goldman Sachs Group, Inc.        6,028     If positive, the Total     One-Month USD LIBOR minus 5    7/8/11      (269,289)
(The)                                      Return of the MSCI Daily   basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

Goldman Sachs Group, Inc.          955     If positive, the Total     One-Month USD BBA LIBOR       11/5/11       (34,929)
(The)                                      Return of the MSCI Daily   minus 5 basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

Morgan Stanley                  14,510     If positive, the Total     One-Month USD BBA LIBOR       10/7/11      (541,932)
                                           Return of the MSCI Daily   minus 35 basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index

UBS AG                          18,866     If positive, the Total     One-Month USD BBA LIBOR       10/7/11    (1,199,939)
                                           Return of the MSCI Daily   minus 10 basis points and if
                                           Gross EAFE USD Index       negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      EAFE USD Index
                                                                                                              -----------
                                                                      Reference Entity Total                   (2,904,947)
                                                                                                              -----------

MSCI DAILY TR GROSS EUROPE
EURO INDEX:

Citibank NA                      3,754 EUR If positive, the Total     One-Month EURIBOR minus 60    1/12/11      (35,658)
                                           Return of the MSCI Daily   basis points and if
                                           Gross Europe Euro Index    negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      Europe Euro Index


                    26 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Goldman Sachs Group, Inc.        7,295 EUR If positive, the Total     One-Month EURIBOR minus 3     1/12/11       (43,290)
(The)                                      Return of the MSCI Daily   basis points and if
                                           Gross Europe Euro Index    negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      Europe Euro Index

Goldman Sachs Group, Inc.       20,598 EUR If positive, the Total     One-Month EURIBOR minus 3     1/12/11      (122,229)
(The)                                      Return of the MSCI Daily   basis points and if
                                           Gross Europe Euro Index    negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      Europe Euro Index

Goldman Sachs Group, Inc.       12,466 EUR If positive, the Total     One-Month Europe EURIBOR      1/17/11       (68,647)
(The)                                      Return of the MSCI Daily   minus 3 basis points and if
                                           Gross Europe Euro Index    negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      Europe Euro Index

Morgan Stanley                  21,785 EUR If positive, the Total     One-Month EURIBOR minus 30    1/12/11      (407,118)
                                           Return of the MSCI Daily   basis points and if
                                           Gross Europe Euro Index    negative, the absolute
                                                                      value of the Total Return
                                                                      of the MSCI Daily Gross
                                                                      Europe Euro Index
                                                                                                              -----------
                                                                      Reference Entity Total                     (676,942)
                                                                                                              -----------

MSCI DAILY TR ITALY USD
INDEX:

Goldman Sachs Group, Inc.        1,428     One-Month USD BBA LIBOR    If positive, the Total         3/4/11        85,452
(The)                                      minus 25 basis points      Return of the MSCI Daily
                                           and if negative, the       Italy USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Italy USD Index

Goldman Sachs Group, Inc.       11,816     One-Month USD BBA LIBOR    If positive, the Total         3/4/11       656,585
(The)                                      minus 25 basis points      Return of the MSCI Daily
                                           and if negative, the       Italy USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Italy USD Index

Goldman Sachs Group, Inc.          958     One-Month USD BBA LIBOR    If positive, the Total         3/4/11        58,171
(The)                                      minus 25 basis points      Return of the MSCI Daily
                                           and if negative, the       Italy USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Italy USD Index
                                                                                                              -----------
                                                                      Reference Entity Total                      800,208
                                                                                                              -----------

MSCI DAILY TR NET EMERGING
MARKETS KOREA PRICE RETURN
INDEX


                    27 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

UBS AG                          12,137     One-Month USD BBA LIBOR    If positive, the Total         8/8/11     1,185,714
                                           plus 30 basis points       Return of the MSCI Daily
                                           and if negative, the       Net Emerging Markets Korea
                                           absolute value of the      Price Return Index
                                           Total Return of the MSCI
                                           Daily Net Emerging
                                           Markets Korea Price
                                           Return Index

MSCI DAILY TR NET HONG KONG
USD INDEX

UBS AG                          13,403     One-Month USD BBA LIBOR    If positive, the Total        12/7/11      (291,269)
                                           plus 46 basis points       Return of the MSCI Daily
                                           and if negative, the       Net Hong Kong USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Net Hong Kong USD
                                           Index

MSCI DAILY TR NET JAPAN USD
INDEX

Deutsche Bank AG                13,295     One-Month USD BBA LIBOR    If positive, the Total       12/12/11       720,953
                                           plus 20 basis points       Return of the MSCI Daily
                                           and if negative, the       Net Japan USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Net Japan USD Index

MSCI DAILY TR NET SINGAPORE
USD INDEX

Morgan Stanley                  13,390     One-Month USD BBA LIBOR    If positive, the Total        12/7/11       289,774
                                           plus 39 basis points       Return of the MSCI Daily
                                           and if negative, the       Net Singapore USD Index
                                           absolute value of the
                                           Total Return of the MSCI
                                           Daily Net Singapore USD
                                           Index

ORDINARY SHARES OF NOVO
NORDISK AS

Citibank NA                     11,871 DKK One-Month DKK BBA LIBOR    If positive, the absolute     4/11/11       192,913
                                           plus 30 basis points       value of the Ordinary
                                           and if negative, the       shares of Novo Nordisk AS
                                           absolute value of the
                                           Total Return of the
                                           Ordinary shares of Novo
                                           Nordisk AS
                                                                                                             ------------
                                                                         Total of Total Return Swaps          $ 5,730,420
                                                                                                              ===========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF           Swiss Franc
DKK           Danish Krone
EUR           Euro
GBP           British Pound Sterling
JPY           Japanese Yen
SEK           Swedish Krona

Abbreviations are as follows:

BBA LIBOR     British Bankers' Association London-Interbank Offered Rate
EAFE          Europe, Australasia, Far East
EURIBOR       Euro Interbank Offered Rate


                    28 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

MSCI          Morgan Stanley Capital International
STIBOR SIDE   Stockholm Interbank Offered Rate
TR            Total Return

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF DECEMBER 31, 2010 IS AS FOLLOWS:

                                                                      NOTIONAL
                                   SWAP TYPE FROM                      AMOUNT
SWAP COUNTERPARTY                  FUND PERSPECTIVE                    (000'S)         VALUE
--------------------------------   ------------------------------   -------------   ------------
Banco Santander SA, Inc.           Interest Rate                       96,790 BRR   $ 1,052,387
Bank of America Merrill Lynch      Interest Rate                    4,387,000 MXN      (581,490)
Barclays Bank plc:
                                   Interest Rate                    1,806,900 CZK      (138,222)
                                   Interest Rate                       70,270 EUR        220,201
                                   Interest Rate                       80,540 GBP      (557,369)
                                   Interest Rate                      128,000        (7,578,246)
                                                                                    -----------
                                                                                     (8,053,636)
Citibank NA:
                                   Interest Rate                    3,596,000 JPY      (864,534)
                                   Total Return                        21,098 CHF        58,741
                                   Total Return                        11,871 DKK       192,913
                                   Total Return                        39,053 EUR       632,983
                                   Total Return                        17,669 GBP     1,103,054
                                   Total Return                        58,661 SEK        96,515
                                   Total Return                         7,648          (611,126)
                                                                                    -----------
                                                                                        608,546
Citibank NA, New York:
                                   Credit Default Sell Protection       3,010           (70,643)
                                   Total Return                     6,365,310 JPY     1,530,012
                                                                                    -----------
                                                                                      1,459,369
Credit Suisse International:
                                   Credit Default Buy Protection        7,440         1,191,567
                                   Credit Default Sell Protection       7,670           318,781
                                                                                    -----------
                                                                                      1,510,348
Deutsche Bank AG                   Total Return                        13,295           720,953

Goldman Sachs Group, Inc. (The):
                                   Interest Rate                      245,770 BRR      (515,793)
                                   Interest Rate                    2,141,500 MXN      (182,650)
                                   Total Return                        40,359 EUR      (234,166)
                                   Total Return                        29,085           248,258
                                                                                    -----------
                                                                                       (684,351)
JPMorgan Chase Bank NA:
                                   Interest Rate                       56,300 BRR     3,136,215
                                   Interest Rate                    7,467,000 JPY      (845,198)
                                                                                    -----------
                                                                                      2,291,017


                    29 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Morgan Stanley:
                                   Interest Rate                      242,460 BRR     2,625,871
                                   Interest Rate                    1,713,400 CZK        94,711
                                   Interest Rate                       68,260 EUR       (55,716)
                                   Total Return                        21,785 EUR      (407,118)
                                   Total Return                        51,050 GBP     2,957,053
                                   Total Return                        27,900          (252,158)
                                                                                    -----------
                                                                                      4,962,643
Morgan Stanley & Co.
International Ltd.                 Credit Default Sell Protection      10,410          (646,820)
UBS AG                             Total Return                        44,406          (305,494)
Westpac Banking Corp.              Interest Rate                      140,135 AUD     3,698,394
                                                                                    -----------
                                                                       Total Swaps  $ 6,031,866
                                                                                    ===========

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD   Australian Dollar
BRR   Brazilian Real
CHF   Swiss Franc
CZK   Czech Koruna
DKK   Danish Krone
EUR   Euro
GBP   British Pound Sterling
JPY   Japanese Yen
MXN   Mexican Nuevo Peso
SEK   Swedish Krona

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                    30 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of December 31, 2010 is as follows:

Cost                                $58,321,715
Market Value                        $ 5,778,358
Market Value as a % of Net Assets          0.04%


                    31 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value


                    32 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

     of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $108,242,782, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $36,044,899 as of December 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 31, 2010 the Fund has required certain counterparties to post collateral of $4,204,739.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.


                    33 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

     As of December 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $21,178,464 for which the Fund has posted collateral of $4,469,178. If a contingent feature would have been triggered as of December 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $802,053,698 and $649,675,630, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS


                    34 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended December 31, 2010, the Fund had an average market value of $742,805,411 and $518,754,922 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.


                    35 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2010, the Fund had an average market value of $33,757,497 and $113,471 on purchased call options and purchased put options, respectively.

During the period ended December 31, 2010, the Fund had an average market value of $373,268 and $188,527 on written call options and written put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended December 31, 2010 was as follows:

                                     CALL OPTIONS                     PUT OPTIONS
                            ------------------------------   ----------------------------
                               NUMBER OF        AMOUNT OF       NUMBER OF      AMOUNT OF
                               CONTRACTS        PREMIUMS        CONTRACTS       PREMIUMS
                            ---------------   ------------   --------------   -----------
Options outstanding as of
   September 30, 2010        35,181,000,000   $  9,173,441               --   $        --
Options written               3,415,740,000      3,425,310    3,415,740,000     3,439,280
Options closed or expired   (37,670,555,000)   (10,971,764)    (926,185,000)   (1,625,974)
Options exercised              (926,185,000)    (1,626,987)  (2,489,555,000)   (1,813,306)
                            ---------------   ------------   --------------   -----------
Options outstanding as of
   December 31, 2010                     --   $         --               --   $        --
                            ===============   ============   ==============   ===========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual


                    36 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended December 31, 2010, the Fund had average notional amounts of $7,065,000 and $21,090,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.


                    37 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended December 31, 2010, the Fund, had average notional amounts of $319,161,799 and $954,138,572 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended December 31, 2010, the Fund had average notional amounts of $330,549,205 and $162,731,796 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

RESTRICTED SECURITIES

As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

UNFUNDED PURCHASE AGREEMENTS

Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $15,833,304 at December 31, 2010. The following agreements are subject to funding based on the borrower's discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.

As of December 31, 2010, the Fund had unfunded purchase agreements as follows:

                                                       COMMITMENT
                                                      TERMINATION     UNFUNDED
                                                          DATE         AMOUNT
                                                      -----------   ------------
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.     10/23/13     $15,833,304


                    38 | Oppenheimer International Bond Fund

Oppenheimer International Bond Fund
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $12,424,664,460
Federal tax cost of other investments        71,184,138
                                        ---------------
Total federal tax cost                  $12,495,848,598
                                        ===============
Gross unrealized appreciation           $   902,908,416
Gross unrealized depreciation              (259,753,022)
                                        ---------------
Net unrealized appreciation             $   643,155,394
                                        ===============


                    39 | Oppenheimer International Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2011